SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
       6(e)(2))
[X  ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12

              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                (Name of Registrant as Specified In Its Charter)

                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]    No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1.    Title of each class of securities to which transaction applies:
       2.    Aggregate number of securities to which transaction applies:
       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4.    Proposed maximum aggregate value of transaction:
       5.    Total fee paid:

[  ]   Fee paid previously with preliminary proxy materials.
[  ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:
       ____________________________________________________________

       2)    Form, Schedule or Registration Statement No.:
       ____________________________________________________________

       3)    Filing Party:
       ____________________________________________________________

       4)    Date Filed:
       ____________________________________________________________













 Federated Premier Municipal Income Fund
 Federated Premier Intermediate Municipal Income Fund


PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP AVOID ADDITIONAL EXPENSE.

Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (the "Funds") will hold a joint annual meeting of shareholders on September 21, 2007. IT IS IMPORTANT FOR YOU TO VOTE. We recommend that you read the Proxy Statement in its entirety.

WHY AM I BEING ASKED TO VOTE?
The Funds' Common Shares are listed on the New York Stock Exchange. The rules of the Exchange require that the Funds hold an annual meeting each year for the election of Trustees.

WHAT AM I BEING ASKED TO VOTE ON?
The proposals include:

   {circle}The election of four Class I Trustees by each Fund's Common and Preferred Shareholders. The Board of Trustees (the "Board) has nominated John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr. and Thomas M. O'Neill for these positions.

   {circle}The election of two Trustees by each Fund's Preferred Shareholders only. The Board has nominated Peter E. Madden and John S. Walsh for these positions.

HOW DO I VOTE MY SHARES?
To vote, you may complete and return the enclosed proxy card, or vote in person at the meeting. If you:

       1. Do not respond at all, we may contact you by telephone to request that you cast your vote.
       2. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the election of the nominees named in this Proxy Statement.

WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-730-6001.

  After careful consideration, the Board of Trustees has unanimously approved these nominees.  The Board recommends that you read the enclosed materials carefully and vote FOR the election of the nominees.

                    FEDERATED PREMIER MUNICIPAL INCOME FUND
              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 21, 2007

       The Joint Annual Meeting of the shareholders of FEDERATED PREMIER MUNICIPAL INCOME FUND and FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND (THE "FUNDS") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on SEPTEMBER 21, 2007 for the following purposes:

                (1) TO ELECT FOUR CLASS I TRUSTEES OF EACH FUND (COMMON AND
                    PREFERRED SHAREHOLDERS).

                (2) TO ELECT TWO TRUSTEES OF EACH FUND (PREFERRED SHAREHOLDERS
                    ONLY).

                (3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
                    THE MEETING OR ANY ADJOURNMENT THEREOF.

The Board of Trustees has fixed July 11, 2007, as the record date for determination of shareholders entitled to vote at the meeting.

                                                     By Order of theTrustees



                                                     John W. McGonigle
                                                     Secretary

JULY 25, 2007


             PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
             PROMPTLY.

             YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE JOINT ANNUAL MEETING.....................1

PROPOSAL #1 - ELECTION OF FOUR CLASS I TRUSTEES (COMMON AND PREFERRED
SHAREHOLDERS).................................................................2

PROPOSAL #2 - ELECTION OF TWO TRUSTEES (PREFERRED SHAREHOLDERS ONLY)..........3

INFORMATION ABOUT THE FUNDS...................................................4

PROXIES, QUORUM AND VOTING AT THE JOINT ANNUAL MEETING........................4
ABOUT THE TRUSTEES............................................................5
BOARD OF TRUSTEES.............................................................5
SHARE OWNERSHIP OF THE FUNDS.................................................10
MEETINGS OF THE BOARD........................................................11
COMMITTEES OF THE BOARD......................................................11
SHAREHOLDER COMMUNICATIONS...................................................12
OFFICERS OF THE FUNDS........................................................13

INDEPENDENT AUDITORS.........................................................14

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................17

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING................................17

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.................17

AUDIT COMMITTEE REPORT................................................EXHIBIT A

                                PROXY STATEMENT


                    FEDERATED PREMIER MUNICIPAL INCOME FUND
              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                           Federated Investors Funds
                              5800 Corporate Drive
                           Pittsburgh, PA  15237-7000

ABOUT THE PROXY SOLICITATION AND THE JOINT ANNUAL MEETING

The enclosed proxy is solicited on behalf of the Boards of Trustees (each a "Board" or "Trustees") of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (each a "Fund" and collectively, the "Funds"). The proxies will be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on September 21, 2007, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. local time (the "Joint Annual Meeting").

The Joint Annual Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together, the "Shareholders") of the two Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposals set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposals by the Shareholders of one Fund will not affect the implementation of the Proposals by the other Fund if the Proposals are approved by the Shareholders of the other Fund.

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Funds. Such persons will receive no additional compensation for making such solicitations. In the unlikely event that quorum is not reached in a timely manner, the Funds may also employ Broadridge Financial Solutions, Inc. as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Funds and is estimated to be approximately $3,500 per Fund. Solicitations by such persons may be by telephone, facsimile, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purposes of the Joint Annual Meeting are set forth in the accompanying Notice. The Trustees know of no business that will be presented for consideration at the Joint Annual Meeting other than that mentioned in the Notice. Should other business properly be brought before the Joint Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy cards are expected to first be mailed on or about July 25, 2007 to shareholders of record at the close of business on July 11, 2007 (the "Record Date"). On the Record Date, the Funds had outstanding the following numbers of shares:





                                                        Common         Preferred
                                                        Shares         Shares


Federated Premier Municipal Income Fund                 6,130,037         2,147
Federated Premier Intermediate Municipal Income Fund    6,946,981         2,441

The classes of Fund shares listed in the table above are the only classes of shares currently authorized by each Fund.

The Funds' Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2006, was mailed to shareholders on or about January 29, 2007. A copy of the Annual Report will be furnished, without charge, to any shareholder of either Fund upon request by calling 1-800-730- 6001. The Funds' semi-annual report, which includes unaudited financial statements for the six months ended May 31, 2007, accompanies this proxy statement. The most recent shareholder reports also can be accessed from the "Products" section of the Federated Investors website at FEDERATEDINVESTORS.COM. The Funds' principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Funds' toll-free telephone number is 1-800-730-6001. Federated Investment Management Company (the "Adviser") serves as the investment adviser for each Fund and Federated Administrative Services (the "Administrator") serves as the administrator for each Fund. The address for both the Adviser and the Administrator is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.


                PROPOSAL #1 - ELECTION OF FOUR CLASS I TRUSTEES
                      (COMMON AND PREFERRED SHAREHOLDERS)

In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a "Declaration"), the Trustees elected by the Common and Preferred shareholders of each Fund have been divided into the following three classes (each a "Class"): Class I, whose term will expire at the Funds' 2007 annual meeting of shareholders; Class II, whose term will expire at the Funds' 2008 annual meeting of shareholders; and Class III, whose term will expire at the Funds' 2009 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, shareholders will vote to elect Class I Trustees at the Joint Annual Meeting to serve for an approximately three-year term until the 2010 annual meeting and until their successors shall be duly elected and shall qualify.

The following table summarizes, for both Funds, the nominees who will stand for election by both the Common and Preferred shareholders at the Joint Annual Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee                        Class             Expiration of Term if Elected*

John F. Donahue                Class I           2010 Annual Meeting
Thomas G. Bigley               Class I           2010 Annual Meeting
John T. Conroy, Jr.            Class I           2010 Annual Meeting
Thomas M. O'Neill              Class I           2010 Annual Meeting

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

The persons named as proxies intend to vote in favor of the election of John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr. and Thomas M. O'Neill as Class I Trustees of each Fund. All of the nominees are presently serving as Trustees. Please see "Information about the Funds" for current biographical information about Messrs. J. F. Donahue, Bigley, Conroy and O'Neill.

IN THE ELECTION OF THE CLASS I TRUSTEES, THE HOLDERS OF EACH FUND'S COMMON SHARES AND PREFERRED SHARES WILL VOTE TOGETHER AS A SINGLE CLASS, WITH EACH SHARE ENTITLED TO ONE VOTE. IN THE ELECTION OF CLASS I TRUSTEES FOR EACH FUND, THE FOUR NOMINEES RECEIVING THE HIGHEST NUMBERS OF VOTES WILL BE ELECTED.

THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THESE NOMINEES.


      PROPOSAL #2 - ELECTION OF TWO TRUSTEES (PREFERRED SHAREHOLDERS ONLY)

In accordance with each Fund's Declaration, at each annual meeting the holders of the Fund's Preferred Shares, voting separately as a class, are entitled to elect two Trustees. The two Trustees elected by the Preferred Shareholders at each annual meeting serve for an approximately one-year term until the next annual meeting and until their successors shall be duly elected and shall qualify. The Common Shareholders of the Funds do not have the right to vote with respect to the election of these two Trustees.

The following table summarizes, for both Funds, the nominees who will stand for election by the Funds' Preferred shareholders at the Joint Annual Meeting and the expiration of their respective terms if elected:

Trustee                                          Expiration of Term if Elected*

Peter E. Madden                                  2008 Annual Meeting
John S. Walsh                                    2008 Annual Meeting

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

The persons named as proxies intend to vote in favor of the election of Peter E. Madden and John S. Walsh as Trustees of each Fund. Both of the nominees are presently serving as Trustees. Please see "Information about the Funds" for current biographical information about Messrs. Madden and Walsh

IN THE ELECTION OF THE TWO TRUSTEES TO BE ELECTED BY THE PREFERRED SHAREHOLDERS, THE HOLDERS OF EACH FUND'S PREFERRED SHARES WILL VOTE SEPARATELY AS A CLASS, WITH EACH SHARE BEING ENTITLED TO ONE VOTE. IN THE ELECTION OF THESE TRUSTEES FOR EACH FUND, THE TWO NOMINEES RECEIVING THE HIGHEST NUMBERS OF VOTES WILL BE ELECTED.

THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THESE NOMINEES.








                          INFORMATION ABOUT THE FUNDS

PROXIES, QUORUM AND VOTING AT THE JOINT ANNUAL MEETING

      In each election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such election, shall be elected.

      Only shareholders of record on the Record Date are entitled to vote at the Joint Annual Meeting. Each Common and Preferred Share of the Funds is entitled to one vote on all matters to be voted on by that class of shares. Fractional shares are entitled to proportionate shares of one vote. Shareholders do not have cumulative voting rights in the election of Trustees.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a later dated proxy or a written notice of revocation and submitting it to the Secretary of the Fund. In addition, although mere attendance at the Joint Annual Meeting will not revoke a proxy, a shareholder present at the Joint Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Joint Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given ON THE PROXY, the persons named as proxies will vote the shares represented thereby in favor of the nominees named in this Proxy Statement.

      All nominees named above have consented to continue to serve if elected. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Nominating Committee of the Board. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

      In order to hold each Fund's annual meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the two Trustees to be elected separately by the Preferred Shareholders. Holders of one-third of the total number of outstanding Common and Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the Class I Trustees and any other matter which is properly presented for action by the shareholders at a Fund's annual meeting.

      If a quorum is not present for any proposal, the persons named as proxies may vote those proxies which have been received in favor of one or more adjournments of the Joint Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the session of the Joint Annual Meeting to be adjourned. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes to constitute a quorum have been received.







ABOUT THE TRUSTEES

      The following table provides a complete listing of the Funds' Board of Trustees. Only Messrs. J.F. Donahue, Bigley, Conroy, O'Neill, Madden and Walsh are nominees for election at the Joint Annual Meeting.



BOARD OF TRUSTEES

      The Board is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and, except with respect to the Funds, serves for an indefinite term.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

NAME             PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD     AGGREGATE         TOTAL
BIRTH DATE       AND PREVIOUS POSITION(S)                                                  COMPENSATION      COMPENSATION
ADDRESS                                                                                    FROM              FROM FUNDS
POSITIONS                                                                                  FEDERATED         AND
HELD WITH                                                                                  PREMIER           FEDERATED
FUNDS                                                                                      MUNICIPAL         FUND COMPLEX
DATE SERVICE                                                                               INCOME FUND       (CALENDAR
BEGAN                                                                                      (FPMIF) AND       YEAR 2006)   YEAR OF
                                                                                           FEDERATED                      TERM
                                                                                           PREMIER                        EXPIRATION
                                                                                           INTERMEDIATE
                                                                                           MUNICIPAL
                                                                                           INCOME FUND
                                                                                           (FPIMIF)
                                                                                           (PAST FISCAL
                                                                                           YEAR)
JOHN F.          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund                     $0     $0           2010
DONAHUE*         Complex; Chairman and Director, Federated Investors, Inc.; Chairman
Birth Date:      of the Federated Fund Complex's Executive Committee.
July 28,
1924             PREVIOUS POSITIONS: Chairman of the Federated Fund Complex; Trustee,
TRUSTEE          Federated Investment Management Company and Chairman and Director,
Began            Federated Investment Counseling.
serving:
December
2002

J.               PRINCIPAL OCCUPATIONS: Principal Executive Officer and President of                  $0     $0           2008
CHRISTOPHER      the Federated Fund Complex; Director or Trustee of some of the Funds
DONAHUE*         in the Federated Fund Complex; President, Chief Executive Officer and
Birth Date:      Director, Federated Investors, Inc.; Chairman and Trustee, Federated
April 11,        Investment Management Company; Trustee, Federated Investment
1949             Counseling; Chairman and Director, Federated Global Investment
PRESIDENT        Management Corp.; Chairman, Federated Equity Management Company of
AND TRUSTEE      Pennsylvania, and Passport Research, Ltd. (Investment advisory
Began            subsidiary of Federated); Trustee, Federated Shareholder Services
serving:         Company; Director, Federated Services Company.
December
2002             PREVIOUS POSITIONS: President, Federated Investment Counseling;
                 President and Chief Executive Officer, Federated Investment
                 Management Company, Federated Global Investment Management Corp. and
                 Passport Research, Ltd.

LAWRENCE D.      PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund              $1,087.61     $180,000     2009
ELLIS, M.D.*     Complex; Professor of Medicine, University of Pittsburgh; Medical               (FPMIF)
Birth Date:      Director, University of Pittsburgh Medical Center Downtown;                   $1,099.63
October 11,      Hematologist, Oncologist and Internist, University of Pittsburgh               (FPIMIF)
1932             Medical Center.
3471 Fifth
Avenue           OTHER DIRECTORSHIPS HELD: Member, National Board of Trustees,
Suite 1111       Leukemia Society of America.
Pittsburgh,
PA               PREVIOUS POSITIONS: Trustee, University of Pittsburgh; Director,
TRUSTEE          University of Pittsburgh Medical Center.
Began
serving:
December
2002

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. (Federated) and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by Federated Securities Corp., the principal underwriter for mutual funds in the Federated Fund Complex.

















INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

NAME             PRINCIPAL OCCUPATION(S) FOR PAST FIVE YEARS, OTHER DIRECTORSHIPS HELD     AGGREGATE         TOTAL
BIRTH DATE       AND PREVIOUS POSITION(S)                                                  COMPENSATION      COMPENSATION
ADDRESS                                                                                    FROM              FROM FUNDS
POSITIONS                                                                                  FEDERATED         AND
HELD WITH                                                                                  PREMIER           FEDERATED
FUNDS                                                                                      MUNICIPAL         FUND COMPLEX
DATE SERVICE                                                                               INCOME FUND       (CALENDAR
BEGAN                                                                                      (FPMIF) AND       YEAR 2006)
                                                                                           FEDERATED                      YEAR OF
                                                                                           PREMIER                        TERM
                                                                                           INTERMEDIATE                   EXPIRATION
                                                                                           MUNICIPAL
                                                                                           INCOME FUND
                                                                                           (FPIMIF)
                                                                                           (PAST FISCAL
                                                                                           YEAR)
THOMAS G.        PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund               $1,196.38         $198,000       2010
BIGLEY           Complex.                                                                        (FPMIF)
Birth Date:                                                                                    $1,209.57
February 3,      OTHER DIRECTORSHIPS HELD: Director, Member of Executive Committee,             (FPIMIF)
1934             Children's Hospital of Pittsburgh; Director, University of
15 Old           Pittsburgh.
Timber Trail
Pittsburgh,      PREVIOUS POSITION: Senior Partner, Ernst & Young LLP.
PA
TRUSTEE
Began
serving:
December
2002

JOHN T.          PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund              $1,196.38         $198,000       2010
CONROY, JR.      Complex; Chairman of the Board, Investment Properties Corporation;              (FPMIF)
Birth Date:      Partner or Trustee in private real estate ventures in Southwest               $1,209.57
June 23,         Florida.                                                                       (FPIMIF)
1937
Investment       PREVIOUS POSITIONS: President, Investment Properties Corporation;
Properties       Senior Vice President, John R. Wood and Associates, Inc., Realtors;
Corporation      President, Naples Property Management, Inc. and Northgate Village
3838 North       Development Corporation.
Tamiami
Trail
Suite 402
Naples, FL
TRUSTEE
Began
serving:
December
2002

NICHOLAS P.      PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund               $1,196.38         $198,000       2008
CONSTANTAKIS     Complex.                                                                        (FPMIF)
Birth Date:                                                                                    $1,209.57
September 3,     OTHER DIRECTORSHIPS HELD: Director and Member of the Audit Committee,          (FPIMIF)
1939             Michael Baker Corporation (engineering and energy services
175              worldwide).
Woodshire
Drive            PREVIOUS POSITION: Partner, Andersen Worldwide SC.
Pittsburgh,
PA
TRUSTEE
Began
serving:
December
2002

JOHN F.          PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund               $1,087.61         $180,000       2008
CUNNINGHAM       Complex; Director, QSGI, Inc. (technology services company).                    (FPMIF)
Birth Date:                                                                                    $1,099.63
March 5,         OTHER DIRECTORSHIPS HELD: Chairman, President and Chief Executive              (FPIMIF)
1943             Officer, Cunningham & Co., Inc. (strategic business consulting);
353 El           Trustee Associate, Boston College.
Brillo Way
Palm Beach,      PREVIOUS POSITIONS: Director, Redgate Communications and EMC
FL               Corporation (computer storage systems); Chairman of the Board and
TRUSTEE          Chief Executive Officer, Computer Consoles, Inc.; President and Chief
Began            Operating Officer, Wang Laboratories; Director, First National Bank
serving:         of Boston; Director, Apollo Computer, Inc.
December
2002

PETER E.         PRINCIPAL OCCUPATION: Director or Trustee of the Federated Fund               $1,087.61         $180,000       2008
MADDEN           Complex.                                                                        (FPMIF)
Birth Date:                                                                                    $1,099.63
March 16,        OTHER DIRECTORSHIPS HELD: Board of Overseers, Babson College                   (FPIMIF)
1942
One Royal        PREVIOUS POSITIONS: Representative, Commonwealth of Massachusetts
Palm Way         General Court; President, State Street Bank and Trust Company and
100 Royal        State Street Corporation (retired); Director, VISA USA and VISA
Palm Way         International; Chairman and Director, Massachusetts Bankers
Palm Beach,      Association; Director, Depository Trust Corporation; Director, The
FL               Boston Stock Exchange.
TRUSTEE
Began
serving:
December
2002

CHARLES F.       PRINCIPAL OCCUPATIONS: Director or Trustee of the Federated Fund              $1,196.38         $198,000       2009
MANSFIELD,       Complex; Management Consultant.                                                 (FPMIF)
JR.                                                                                            $1,209.57
Birth Date:      PREVIOUS POSITIONS: Chief Executive Officer, PBTC International Bank;          (FPIMIF)
April 10,        Partner, Arthur Young & Company (now Ernst & Young LLP); Chief
1945             Financial Officer of Retail Banking Sector, Chase Manhattan Bank;
80 South         Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank);
Road             Vice President, Citibank; Assistant Professor of Banking and Finance,
Westhampton      Frank G. Zarb School of Business, Hofstra University; Executive Vice
Beach, NY        President, DVC Group, Inc. (marketing, communications and technology)
TRUSTEE
Began
serving:
December
2002

JOHN E.          PRINCIPAL OCCUPATIONS: Director or Trustee, and Chairman of the Board         $1,413.64         $234,000       2009
MURRAY, JR.,     of Directors or Trustees, of the Federated Fund Complex; Chancellor             (FPMIF)
J.D., S.J.D.     and Law Professor, Duquesne University; Partner, Murray, Hogue and            $1,429.22
Birth Date:      Lannis.                                                                        (FPIMIF)
December 20,
1932             OTHER DIRECTORSHIPS HELD: Director, Michael Baker Corp. (engineering,
Chancellor,      construction, operations and technical services).
Duquesne
University       PREVIOUS POSITIONS: President, Duquesne University; Dean and
Pittsburgh,      Professor of Law, University of Pittsburgh School of Law; Dean and
PA               Professor of Law, Villanova University School of Law.
TRUSTEE
Began
serving:
December
2002

THOMAS M.        PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund               $271.75          $45,000       2010
O'NEILL          Complex; Managing Director and Partner, Navigatory Management                   (FPMIF)
Birth Date:      Company, L.P. (investment and strategic consulting).                            $274.77
June 14,                                                                                        (FPIMIF)
1951             OTHER DIRECTORSHIPS HELD: Director, Midway Pacific (lumber); Board of
95 Standish      Overseers, Children's Hospital of Boston; Visiting Committee on
Street           Athletics, Harvard College.
P.O. Box
2779             PREVIOUS POSITIONS: Chief Executive Officer and President, Managing
Duxbury, MA      Director and Chief Investment Officer, Fleet Investment Advisors;
TRUSTEE          President and Chief Executive Officer, Aeltus Investment Management,
Began            Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA;
serving:         Chief Investment Officer, The Putnam Companies, Boston, MA; and
October 2006     Credit Analyst and Lending Officer, Fleet Bank.
MARJORIE P.      PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund             $1,087.61         $180,000       2008
SMUTS            Complex.                                                                        (FPMIF)
Birth Date:                                                                                    $1,099.63
June 21,         PREVIOUS POSITIONS: Public Relations/Marketing Consultant/Conference           (FPIMIF)
1935             Coordinator; National Spokesperson, Aluminum Company of America;
4905 Bayard      television producer; President, Marj Palmer Assoc.; Owner, Scandia
Street           Bord.
Pittsburgh,
PA
TRUSTEE
Began
serving:
December
2002

JOHN S.          PRINCIPAL OCCUPATIONS:  Director or Trustee of the Federated Fund             $1,087.61         $180,000       2008
WALSH            Complex; President and Director, Heat Wagon, Inc. (manufacturer of              (FPMIF)
Birth Date:      construction temporary heaters); President and Director,                      $1,099.63
November 28,     Manufacturers Products, Inc. (distributor of portable construction             (FPIMIF)
1957             heaters); President, Portable Heater Parts, a division of
2604 William     Manufacturers Products, Inc.
Drive
Valparaiso,      PREVIOUS POSITION: Vice President, Walsh & Kelly, Inc.
IN
TRUSTEE
Began
serving:
December
2002

JAMES F.         PRINCIPAL OCCUPATIONS:  Director or  Trustee of the Federated Fund              $813.65         $134,416       2009
WILL             Complex; Prior to June 2006, Vice Chancellor and President, Saint               (FPMIF)
Birth Date:      Vincent College.                                                                $822.56
October 12,                                                                                     (FPIMIF)
1938             OTHER DIRECTORSHIP HELD: Trustee, Saint Vincent College; Alleghany
721 E.           Corporation.
McMurray
Road             PREVIOUS POSITIONS: Chairman, President and Chief Executive Officer,
McMurray, PA     Armco, Inc.; President and Chief Executive Officer, Cyclops
TRUSTEE          Industries; President and Chief Operating Officer, Kaiser Steel
Began            Coporation.
serving:
April 2006






BOARD OWNERSHIP OF SHARES IN THE FUNDS AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES

INTERESTED                DOLLAR          DOLLAR            AGGREGATE DOLLAR
BOARD MEMBER NAME        RANGE OF         RANGE OF          RANGE OF SHARES
                           SHARES         SHARES OWNED      OWNED IN FEDERATED
                            OWNED         IN FPIMIF         FAMILY OF INVESTMENT
                         IN FPMIF         (AS OF            COMPANIES (AS OF
                           (AS OF         JULY 11,          DECEMBER 31, 2006)
                         JULY 11,         2007)
                            2007)

John F. Donahue              None          None             Over $100,000
J. Christopher               Over     $50,001-$100,000      Over $100,000
Donahue                  $100,000
Lawrence D. Ellis,           None           None            Over $100,000
M.D.

INDEPENDENT
BOARD MEMBER NAME
Thomas G. Bigley             None           None            Over $100,000
John T. Conroy, Jr.          None           None            Over $100,000
Nicholas P.                  None           None            Over $100,000
Constantakis
John F. Cunningham           None           None            Over $100,000
Peter E. Madden              None           None            Over $100,000
Charles F.                   None           None            Over $100,000
Mansfield, Jr.
John E. Murray, Jr.,         None           None            Over $100,000
J.D., S.J.D.
Marjorie P. Smuts            None           None            Over $100,000
John S. Walsh                None           None            Over $100,000
James F. Will                None           None            None



SHARE OWNERSHIP OF THE FUNDS
As of July 11, 2007, J. Christopher Donahue, President and Trustee of the Funds, owned 6,800 Common Shares of Federated Premier Municipal Income Fund and 6,800 Common Shares of Federated Premier Intermediate Municipal Income Fund.

As of July 11, 2007, Mary Jo Ochson, Chief Investment Officer of tax-exempt fixed income products and Vice President of the Funds, owned 100 Common Shares of Federated Premier Municipal Income Fund and 1,500 Common Shares of Federated Premier Intermediate Municipal Income Fund.

As of July 11, 2007, no other officer or Trustee of the Funds beneficially owned any shares of either Fund. The officers and Trustees of the Funds collectively own less than 1% of each class of each Fund's outstanding shares.


At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of a class of the outstanding shares of a Fund:

Cede & Co., New York, NY was the record owner of approximately 6,079,334 Common Shares (99.1%) of Federated Premier Municipal Income Fund.

Cede & Co., New York, NY was the record owner of approximately 6,924,300 Common Shares (99.6%) of Federated Premier Intermediate Municipal Income Fund.



MEETINGS OF THE BOARD

      The Board of each Fund met six times during fiscal 2006. Each Trustee attended at least 75% of the total number of meetings in fiscal 2006 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee's service.

COMMITTEES OF THE BOARD

EXECUTIVE COMMITTEE

      The Executive Committee of each Fund currently consists of John F. Donahue, John E. Murray, Jr. and John S. Walsh. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of each Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2006, the Executive Committee met on two occasions.

AUDIT COMMITTEE

      The Audit Committee of each Fund currently consists of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.
Mr. Constantakis is Chairman of the Audit Committee and Mr. Mansfield is Vice Chairman. The Board has adopted a written charter for the Audit Committee, a copy of which is available under "Fund Governance" in the "Products" section of Federated's website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are "independent," as defined by the listing standards of the New York Stock Exchange.

      The purpose of the Funds' Audit Committees is to oversee the accounting and financial reporting process of the Funds, their internal control over financial reporting, and the quality, integrity and independent audit of the Funds' financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds' independent auditors, acts as a liaison between the independent auditors and the Board and reviews the Funds' internal audit function. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Funds' auditors, legal counsel and responsible officers. In fiscal 2006, the Audit Committee met on nine occasions.

      A report of the Audit Committee is attached as Exhibit A to this Proxy Statement.

NOMINATING COMMITTEE

      The Nominating Committee of each Fund currently consists of all of the Fund's Independent Trustees, as identified above. Dr. Murray serves as Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is available under "Fund Governance" in the "Products" section of Federated's website at FEDERATEDINVESTORS.COM. The Board has determined that all members of the Nominating Committee are "independent," as defined by the listing standards of the New York Stock Exchange. The Nominating Committee was established in May 2004 and met on one occasion during fiscal 2006.

      The responsibilities of the Nominating Committee are to select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Board for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended to the Committee by Independent Trustees of the Fund, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund.
In identifying and evaluating candidates for consideration, the Committee will consider such factors as it deems appropriate. These factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.

      Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on page 1. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.

      The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

SHAREHOLDER COMMUNICATIONS

      A shareholder who wishes to communicate with the Board, a Committee of the Board or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund's address appearing on page 1.

      The Funds do not have a policy regarding attendance by Board members at annual meetings, and it is not anticipated that any members of the Board will attend the Joint Annual Meeting. No member of the Board attended the annual meeting in 2006.





OFFICERS OF THE FUNDS

      The executive officers of the Funds are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Funds and their principal occupations during the last five years are as follows:




OFFICERS*

NAME            PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITION(S)
BIRTH DATE
ADDRESS
POSITIONS
HELD WITH
FUNDS
DATE
SERVICE
BEGAN

JOHN W.         PRINCIPAL OCCUPATIONS: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman,
MCGONIGLE       Executive Vice President, Secretary and Director, Federated Investors, Inc.
Birth Date:
October 26,     PREVIOUS POSITIONS: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director,
1938            Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
EXECUTIVE
VICE
PRESIDENT
AND
SECRETARY
Began
serving:
December
2002

RICHARD A.      PRINCIPAL OCCUPATIONS: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice
NOVAK           President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.,
Birth Date:     Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
December
25, 1963        PREVIOUS POSITIONS: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company;
TREASURER       held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Began
serving:
January
2006

RICHARD B.      PRINCIPAL OCCUPATIONS: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice
FISHER          Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Birth Date:
May 17,         PREVIOUS POSITIONS: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive
1923            Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.
VICE
CHAIRMAN
Began
serving:
December
2002

BRIAN P.        PRINCIPAL OCCUPATIONS: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice
BOUDA           President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its
Birth Date:     subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar
February        Association of Wisconsin.
28, 1947
CHIEF
COMPLIANCE
OFFICER AND
SENIOR VICE
PRESIDENT
Began
serving:
August 2004

MARY JO         PRINCIPAL OCCUPATIONS: Mary Jo Ochson has been the Funds' Portfolio Manager since December 2002.  Ms. Ochson was
OCHSON          named Chief Investment Officer of tax-exempt fixed income products in 2004 and is Vice President of the Funds. Ms.
Birth Date:     Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Funds'
September       Adviser since 1996.  Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the
12, 1953        University of Pittsburgh.
CHIEF
INVESTMENT
OFFICER,
TAX-FREE
FIXED
INCOME, AND
VICE
PRESIDENT
Began
serving:
December
2002


* Officers do not receive any compensation from the Funds.

                              INDEPENDENT AUDITORS

      Ernst & Young LLP has been selected as the independent auditors to audit the financial statements of the Funds for fiscal 2007. Ernst & Young LLP audited the financial statements of the Funds in fiscal 2006. It is not expected that a representative of Ernst & Young LLP will be present at the Joint Annual Meeting to make a statement or respond to appropriate questions.
      The following table shows the fees billed by Ernst & Young LLP for the Funds' last two fiscal years for services to each Fund and to the Adviser and its affiliates that provide ongoing services to the Funds:

                                                                        YEAR ENDED NOVEMBER 30, 2006   YEAR ENDED NOVEMBER 30, 2005
                                                                         AUDIT   AUDIT-  TAX    ALL    AUDIT   AUDIT-   TAX    ALL
                                                                         FEES   RELATED  FEES  OTHER   FEES   RELATED  FEES   OTHER
                                                                                  FEES         FEES           FEES (2)        FEES
                                                                                                (1)                            (2)
Federated Premier Municipal Income Fund                                 $28,000 $--      $--  $20,000 $25,895 $81      $--   $20,000
Federated Premier Intermediate Municipal Income Fund                    $28,000 $--      $--  $20,000 $25,895 $81      $--   $20,000
Federated Investment Management Company and its affiliates that provide N/A     $--      $--  $--     N/A     $111,153 $--   $--
ongoing services to the Funds

___
(1)These services consisted of quarterly reviews of the Preferred Shares asset maintenance test calculations.

(2)These services consisted of transfer agent testing (direct to funds) and review of Sarbanes Oxley Section 302 procedures.

        The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
      Certain services have the general pre-approval of the Audit Committee.
The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.
      The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.





AUDIT SERVICES
      The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
      In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES
      The Audit Committee believes that the independent auditor can provide tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES
      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the auditor by the Fund during the fiscal year in which the services are provided;
      (2) Such services were not recognized by the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund at the time of the engagement to be non-audit services; and
      (3) Such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.


PRE-APPROVAL FEE LEVELS
      Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
      Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X were as follows:

      Federated Premier Municipal Income Fund:

            2006- 0%

            2005- 0%

      Federated Premier Intermediate Municipal Income Fund:

            2006- 0%

            2005- 0%

      Federated Investment Management Company and affiliates:

            2006- 0%

            2005- 0%



      Non-Audit Fees billed to the Funds, the Funds' investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

      Fiscal year ended 2006 - $177,119

      Fiscal year ended 2005 - $202,136

      The Funds' Audit Committee has considered that the provision of non-audit services that were rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.








            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act of 1940 require that each Fund's Trustees and officers, the Funds' investment advisor and its affiliated persons, and beneficial owners of more than 10% of any class of a Fund's outstanding securities ("Reporting Persons") file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of securities of the Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by the Funds, the Funds believe that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended November 30, 2006 with the following exception: Initial Statements of Beneficial Ownership of Securities (Form 3) for Richard A. Novak, Treasurer of the Funds, were not filed in a timely fashion.


                 SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

      Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in a Fund's proxy statement for its 2008 annual meeting of shareholders must be received by the Funds, at the address indicated on page 1 of this Proxy Statement, not later than March 21, 2008. In order for a proposal made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Funds at such address not later than June 6, 2008.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      No business other than the matters described above is expected to come before the Joint Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Joint Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.


 SHAREHOLDERS ARE REQUESTED TO VOTE BY TELEPHONE OR COMPLETE, DATE AND SIGN THE
   ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
                    POSTAGE IF MAILED IN THE UNITED STATES.

                                                        By Order of the Trustees



                                                               John W. McGonigle
                                                                       Secretary
July 25, 2007

                    FEDERATED PREMIER MUNICIPAL INCOME FUND
              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


INVESTMENT ADVISER
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779










IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called "householding"), as permitted by applicable rules. The Funds' "householding" program covers their Semi-Annual and Annual Shareholder Reports and any proxy or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty (60) days before they begin "householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-730-6001.

                                   EXHIBIT A
                 (approved by the Board of Trustees on May 18, 2007)


                             AUDIT COMMITTEE REPORT
      The Audit Committee oversees each Fund's financial reporting process on behalf of the Board of Trustees. The Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are "independent" as defined in the listing standards of the New York Stock Exchange.

      The Funds' management has the primary responsibility for the preparation, presentation and integrity of the Funds' financial statements and the adequacy of their internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion based on the audit as to whether each Fund's audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has reviewed each Fund's audited financial statements for the year ended November 30, 2006 and has discussed the financial statements with management and with Ernst & Young LLP, the Funds' independent registered public accounting firm for 2006. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm's independence.

      Based on the reviews and discussions described above, the Audit Committee authorized the inclusion of each Fund's audited financial statements in the Funds' Annual Report for the fiscal year ended November 30, 2006 filed with the Securities and Exchange Commission.

Respectfully submitted:
Nicholas P. Constantakis, Audit Committee Chairman
Charles F. Mansfield, Jr., Audit Committee Vice Chairman
Thomas G. Bigley, Audit Committee Member
John T. Conroy, Jr., Audit Committee Member

Cusip 31423M105
Cusip 31423M204
Cusip 31423P108
Cusip 31423P207
35225 (7/07)







              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                 COMMON SHARES

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 21, 2007

The undersigned hereby appoints Alecia A. Allison, Erin J. Dugan, Catherine C. Ryan, Mark R. Thompson and Leslie K. Ross, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Premier Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 21, 2007, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.  THIS
PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.   IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

A vote FOR the proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

            TO ELECT FOUR CLASS I TRUSTEES OF THE FUND. NOMINEES: JOHN F. DONAHUE, THOMAS G. BIGLEY, JOHN T. CONROY, JR. AND THOMAS M. O'NEILL
                         FOR all nominees              [   ]
                         WITHHOLD AUTHORITY
                         TO VOTE for all nominees      [   ]
                         FOR ALL EXCEPT*               [   ]
                      *(Instruction: to withhold authority to vote for an individual nominee(s), write the name(s) of the nominee(s) on the line below.

                      _________________________________________



YOUR VOTE IS IMPORTANT
Please complete, sign and return
____________________________
this card as soon as possible.                                            Date
Mark with an X in the box.
____________________________
                                                                       Signature

                                                    ____________________________
                                                        Signature (Joint Owners)



 Please sign exactly as your name appears on the books of the Fund.  FOR JOINT
  ACCOUNTS, EACH JOINT OWNER SHOULD SIGN.  When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title.  If a partnership, please sign in partnership name by authorized person and give full title.

              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                PREFERRED SHARES

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 21, 2007

The undersigned hereby appoints Alecia A. Allison, Erin J. Dugan, Catherine C. Ryan, Mark R. Thompson and Leslie K. Ross, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Premier Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 21, 2007, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.  THIS
PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.   IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH  PROPOSAL.

A vote FOR a proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

            TO ELECT FOUR CLASS I TRUSTEES OF THE FUND. NOMINEES: JOHN F. DONAHUE, THOMAS G. BIGLEY, JOHN T. CONROY, JR. AND THOMAS M. O'NEILL
                         FOR all nominees              [   ]
                         WITHHOLD AUTHORITY
                         TO VOTE for all nominees      [   ]
                         FOR ALL EXCEPT*               [   ]
                      *(Instruction: to withhold authority to vote for an individual nominee(s), write the name(s) of the nominee(s) on the line below.

                      _________________________________________

            TO ELECT TWO TRUSTEES OF THE FUND.   NOMINEES:   PETER E. MADDEN AND
            JOHN S. WALSH
                         FOR all nominees              [   ]
                         WITHHOLD AUTHORITY
                         TO VOTE for all nominees      [   ]
                         FOR ALL EXCEPT*               [   ]
                      *(Instruction: to withhold authority to vote for an individual nominee(s), write the name(s) of the nominee(s) on the line below.

                      _________________________________________


YOUR VOTE IS IMPORTANT
Please complete, sign and return
____________________________
this card as soon as possible.                                            Date
Mark with an X in the box.
____________________________
                                                                       Signature

                                                    ____________________________
                                                        Signature (Joint Owners)



Please sign exactly as your name appears on the books of the Fund. FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.